UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 23, 2021

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 23, 2021, CMFT RE Lending RF Sub DB, LLC (the “Seller”), an indirect wholly-owned subsidiary of CIM Real Estate Finance Trust, Inc. (the “Company”), entered into an Amended and Restated Master Repurchase Agreement (the “Repurchase Agreement”) with Deutsche Bank AG, New York Branch (the “Buyer”) which amended and restated the existing repurchase agreement, as previously discussed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 14, 2021, to, among other things, modify the interest rate provisions of the existing repurchase agreement to provide that advances may be made based on one-month Term SOFR plus a spread designated by the Buyer and to provide for the conversion of the interest rate used for certain existing advances under the existing repurchase agreement from the one-month London Interbank Offered Rate to one-month Term SOFR plus a spread adjustment. Other than the modified terms described above, the material terms of the existing repurchase agreement remain unchanged from the existing repurchase agreement.
In connection with the Repurchase Agreement, the Company entered into a reaffirmation of its obligations under the guaranty which was entered into in connection with the existing repurchase agreement and the terms of the guaranty remain unchanged.
The foregoing description of the Repurchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Repurchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Master Repurchase Agreement, dated December 23, 2021, by and between CMFT RE Lending RF Sub DB, LLC and Deutsche Bank AG, New York Branch.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2021	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)